ORANGE.21

TRON GRIFFIN dallas LeBaron ZOE COOPER KGB Twiggy ASTRAL HLINE

Investor Roadshow Presentation June 2006 Exhibit 99.1

tron GRIFFIN dallas LeBaron zoe COOPER KGb Twiggy ASTRAL ORANGE 21

Safe Harbor Statement
We make forward looking statements in this presentation which represent our expectations or beliefs about future events and financial performance.  For these forward looking statements we claim the protection of the safe harbor of the Securities
Reform Act of 1995. Forward-looking statements are identifiable by words such as “believe,” “anticipate,” “expect,” “intend,”
“plan,” “will,” “may,” and other similar expressions.  In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-
looking statements.  Forward-looking statements are those
described in the Company’s filings with the Securities and
Exchange Commission.  In addition, actual results could differ materially from those suggested by the forward-looking
statements, and therefore you should not place undue reliance on the forward-looking statements.

Company Overview
• Design, develop, and distribute premium
products for the following markets
– Action sports – surfing, skateboarding,
snowboarding, wakeboarding, MX and BMX
– Youth lifestyle
• Marketing under the Spy Optic (“Spy”)

SPY

TRON GRIFFIN dallas LeBaron zoe COOPER KGB Twiggy ASTRAL ORANGE.21

Overview – Spy Optic
• 40 styles of premium glasses and goggles
ranging from $70 - $170
• Authentic brand that targets generation Y,
action sport and youth lifestyle markets
• Product distributed globally in
approximately 8,300 retailer locations
4

ERICA HOSSEINI
SPY

THE CLASH
Long Live ROCK
SPY

TRON GRIFFIN dallas LeBaron ZOE COOPER KGB Twiggy ASTRAL ORANGE.21

Spy Optic – The Brand 5 • Authentic brand targeting Generation X/Y

SPY
ATOMIC
WHISTLER
Freeskier

tron GRIFFIN dallas LeBaron zoe COOPER KGB Twiggy ASTRAL ORANGE.21

Spy Optic – The Brand 6 • Authentic grass roots marketing

tron GRIFFIN dallas LeBaron zoe COOPER KGb Twiggy ASTRAL ORANGE.21

Innovative Product • Quality & design of our products is one of our strongest assets • Premium Italian made products • Innovative optical technologies 7

LIMITED EDITION WOODSTOCK COLLECTION

TRON

LIMITED EDITION

2005 Recap
• A challenging year
– First year as a public company has been difficult
– Spy Optic continues to show growth, increased
brand recognition, and an exceptional product
offering
– Financial objectives were not met due to
manufacturing delays, lower than expected E
Eyewear sales and distributor changes in Australia
and Asia

2005 Domestic Market Recap
• Net sales grew 18% in 2005
• California remains strong (~50%)
• Distribution and marketing efforts outside of
California are gaining momentum
• Net sales should have been stronger
– Poor operational & manufacturing execution
resulted in delayed production & shipping
– Late delivery of point of purchase displays

2005 Canadian Market Recap
• Net sales grew 24% in 2005
• Brand continues to show solid growth
• Excellent sales & marketing team
• Recently voted #1 sunglasses and goggles
for both men’s & women’s by Snowboard
Canada Dealer Survey
• Expect continued growth

2005 European Market Recap
• Net sales growth of 37% in 2005
• Product distributed in 14 countries
throughout Europe
• Strong growth expected due to continued
investments
– Dealer Direct program in Italy and France
continues to accelerate growth
– Expanding point of purchase display and other
marketing programs to further build brand
awareness

2005 Asian Market Recap
• Net sales decreased by 25% in 2005
• Product distributed in 2 countries
• Strategic consolidation
– Two distributors to one
– Consolidation of dealer base
– Expect near-term revenue decline but should
result in long-term growth
• Continued investment in this region to
develop long-term growth opportunities

2005 Australian Market Recap
• Net sales decreased 85% in 2005
• Shift from motocross distributor to a broader
action sports/lifestyle distributor
• Poor distributor transition caused major
disruption
• March 2006 - new distribution agreement
signed with the Marmalade Group
• On track to re-build brand in region

Revenue $17.2 $22.3 $27.4 $38.6 $33.6 $0 $5 $10 $15 $20 $25 $30 $35 $40 2001 2002 2003 2004 2005

Q1 2006 Recap
• First quarter in line with expectations and
strategic objectives
– Finalized acquisition of LEM
• Will allow us to improve manufacturing, reduce costs,
improve new product time to market
• Put new General Manager in place
– Strengthened management team
• Operations
• International
• Marketing

Q1 2006 Recap
– Had substantial increase in bookings in Q1
• Sunglass bookings up 31%
• Snow goggle bookings up 27%
• Backlog at 3/31/06 up 46%
– Growth varied by region
• North America up 12%
• Canada up 19%
• Direct European markets up 36%
• Australia down 71%
• Asia down 77%

Q1 2006 Recap
– Substantial delivery issues continued from 2H 2005
• Substantial effort to increase productivity at LEM
• Improve material planning process
• Increase production efficiencies by production load
leveling

Q1 2006 Recap
– DSO at 83 days slightly up from 78 days in Q1 2005
– Spy inventory decreased by $2.5 million or
approximately 19% vs. 12/31/05
• Improved forecasting and inventory management
– Inventory turns up 1.71 vs. 1.44 compared to same
period in 2005

TRON GRIFFIN dallas LeBaron ZOE COOPER KGB Twiggy ASTRAL ORANGE 21

Balance Sheet Cash, Equivalents, and S/T Investments Working Capital Debt Stockholder's Equity ($ in millions) 3/31/06 $ 5.9 $ 17.5 $ 4.5 $ 32.8

Strategic LEM Initiatives
– Increase production capacity by approximately
50% in 2006 (YOY up approximately 60%)
– Integrate QC and material planning functions
– Decrease raw material costs
– Decrease production lead times
– Decrease new product to market lead time

LEM Update
LEM Productivity Analysis
Average Units Per Day
-
1,000
2,000
3,000
4,000
5,000
6,000
June July August September October November December January February March April May
Painting
Final QC
Finished Products

Global
Growth Strategy
• Continue to expand global sales force
– Grow number of “Spy only” reps
• Expand global marketing efforts
– New VP Marketing
• Accelerate deployment of point of purchase displays
– add new goggle display
– Over 2,000 counter tops & floor standing displays in 2005
– Approximately the same number of units in 2006
– 90 Galaxy, 160 Supercruzer units deployed Q1 2006
– 65% domestically outside Calif, 25% internationally
• Continue to launch new products and technologies

Domestic
Growth Strategy
• Continue to expand outside of California –
~ 70% of doors opened in 2005 were outside
California
• Focused marketing efforts in Eastern Region
• Expansion in markets outside of “action sports”
• Increase total doors by approximately 8%

SPYOPTIC
Mike
Losness

SPY

TRON GRIFFIN dallas LeBaron ZOE COOPER KGB Twiggy ASTRAL

ORANGE 21

Domestic Growth Strategy • Regional merchandising team to improve in store presence

International
Growth Strategy
• New Team
– New Executive team managing international
– GM Spy Italy/Former Director of Sales & Marketing for Canada
• Europe
– Improve distribution partners & expand Hybrid / Dealer Direct distribution model
– Focus marketing efforts on direct territories to maximize growth potential
– Full year benefit of 3PL facility in Europe
• Australia
– Rebuild brand in this market with new distributor
• Asia
– Continue to refine distribution and dealer network

2006 Product - Sunglasses • We continue to develop innovative sunglasses – 7 new styles in 2006

TRON GRIFFIN dallas LeBaron ZOE COOPER KGB Twiggy ASTRAL ORANGE.21

2006 Product - Goggles • We continue to develop goggles with technological advancements 30

2006 Product – Optical Technology
31
Machine applied liquid polyurethane gasket
Lens pressurized to 4500 feet (1500 mts)
Gemini™ Lens Technology
• Eliminates fogging and
bubbling in snow goggles
•Substantial Investment
• 2 year project

tron GRIFFIN dallas LeBaron zoe COOPER KGb Twiggy ASTRAL

ORANGE.21

2006 Product – Apparel & Accessories • Apparel/Accessory line – promotional • 9% of 2005 net sales 32

Potential
Margin Improvement
• LEM acquisition complete
– Long-term expected to provide improved margins &
expansion opportunities for Orange 21
• Euro
– Euro has weakened against dollar; forwards 8%
better exchange rates than 1H 2005
• Product Costs/Wholesale Pricing
– Raw materials cost reduction initiatives
– Adjustments to wholesale pricing

Operating
Expense Pressure
• Increase in G&A expenses
– Expect continued increase in public company
costs including subsidiary audits
• Increase in Sales/Marketing expenses
– Continue to invest in brand through expanded
marketing efforts and increased global display
deployment

2006 Strategic Initiatives –
Operations/Mfg
• Expect substantial improvements in our
operational efficiencies in 2006/2007
• New COO started March 2006 – plans to
streamline global operations and IT
• Reduction in manufacturing lead times
• Improvements in margins from component
cost reductions and efficiency improvements
• Reduction in inventory levels
• And the successful integration of our new
acquired factory

2006 Strategic Growth Initiatives
• More effective product to market process – with the
eventual goal of reducing new product development
lead time
• Re-alignment of global distribution partners into
“market specific” categories – allowing a more
focused approach on each of our markets
• Improvements in our global marketing team (VP Mktg)
• Expansion in our distribution outside of the action
sports market – such as optical and sunglass specialty
distribution and
• Continued development of new and innovative
product designs and technologies

2006 Guidance
• Factors impacting 2006 results:
– Development of our brand on a global basis
– Investments in streamlining our global
operations and manufacturing
– Increasing costs of being a public company
– Margins that have been impacted by
purchases made during 2005 at a higher
Euro level.

2006 Guidance • Re-confirm prior 2006 guidance: – Revenue $ 46M - $ 48M – Earnings ($0.15) – ($0.20) loss per FDS

2006 Guidance
• Expect 60% - 65% of revenue to come in 2H of
2006
• Historical revenue by quarter (Avg. 1H 44%/2H
56%)
• Expect second half to be profitable
• Seasonality of LEM’s business, integration
costs, and other cost increases will increase
operating expense YOY by approximately 22%
in Q2

2006 Summary
• 2006 will be a “rebuilding” year
• Improvements in 2006 expected to position
the Company for future growth and improved
profitability
• Long-term operating goal of 8% - 10% pre-tax
margin in 2008/2009

ORANGE.21

tron GRIFFIN dallas LeBaron zoe COOPER KGb Twiggy ASTRAL HLINE